UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported)  March 14, 2007

Birner Dental Management Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-23367	84-1307044
(Commission File Number)	(IRS Employer Identification No.)

3801 East Florida Avenue, Suite 508, Denver, CO 80210
(Address of Principal Executive Offices) (Zip Code)

(303) 691-0680
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Declaration of Quarterly Dividend.

On March 14, 2007, Birner Dental Management Services, Inc. announced, in the attached press release, the declaration of a quarterly dividend of $.15 per common share, payable April 13, 2007 to shareholders of record March 30, 2007. The press release is filed as Exhibit 99.9

(c) Exhibits

Exhibit No.     Description

    99.9          Announcement of a quarterly dividend payable April 13, 2007 to shareholders of record March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIRNER DENTAL MANAGEMENT SERVICES, INC. a Colorado corporation

Date: March 14, 2007	By:	/s/ Dennis N. Genty
Name: Dennis N. Genty
Title: Chief Financial Officer, Secretary, Treasurer and Director (Principal Financial and Accounting Officer)